EXHIBIT 99.1

CDK Global Reports Fourth Quarter and Fiscal 2019 Results

HOFFMAN ESTATES, Ill., Aug. 13, 2019 (GLOBE NEWSWIRE) -- CDK Global, Inc. (NASDAQ:CDK) today announced financial results for its fourth quarter and fiscal year ended June 30, 2019.

“We achieved very positive results, with record DMS sales in the quarter and improved retention in North America. I’m pleased with the favorable momentum we’re seeing in our business metrics and product innovations, especially with our Drive Flex solution and Fortellis Open API platform,” said Brian Krzanich, president and chief executive officer. “We are excited about the long-term growth opportunities ahead for us as we focus now solely on our world-class software business and providing great experiences for our customers.”

“Company revenues were up, driven by the addition of our ELEAD business and gains from revenue per site growth in both North America and International,” according to Joseph Tautges, executive vice president and chief financial officer. “Auto sites in North America were at their highest levels since December 2017, and sites across all segments showed sequential progress in the quarter.”

Fourth Quarter and Fiscal 2019 Results

CDK Global, Inc. ($ million except per share)	Q4 2019			FY 2019
	ASC 606	ASC 605	Change from 4Q2018	ASC 606	ASC 605	Change from FY2018
Revenues	488.6	500.2	+10%	1,914.8	1,945.8	+8%
(Loss) Earnings before income taxes	(19.9)	(18.1)	-116%	303.9	309.7	-22%
Adjusted earnings before income taxes	136.0	137.8	0%	561.3	567.1	+6%
Diluted (loss) earnings attributable to CDK per share	(1.27)	(1.27)	-269%	0.98	1.02	-63%
Adjusted diluted earnings attributable to CDK per share	0.88	0.89	+22%	3.32	3.35	+24%
Net (loss) earnings attributable to CDK	(155.0)	(154.4)	-255%	124.0	128.3	-66%
Net (loss) earnings attributable to CDK margin	(31.7%)	(30.9%)	-5280bps	6.5%	6.6%	-1460bps
Adjusted EBITDA	193.8	195.6	+9%	774.9	780.7	+13%
Adjusted EBITDA margin	39.7%	39.1%	-30bps	40.5%	40.1%	+180bps

Effective July 1, 2018 we adopted ASU 2014-09 “Revenue from Contracts with Customers” and related ASUs (“ASC 606”), using the modified retrospective transition approach. We did not recast historical information and have reported financial results in fiscal 2019 under both standards for the transition year for comparability purposes. Comparisons of results provided in this press release reflect year-over-year comparisons on an ASC 605 basis. The non-GAAP (adjusted) results and guidance presented in this press release represent non-GAAP financial measures. Reconciliations of these measures to the appropriate GAAP measures are provided in the tables at the end of this press release.

Impacts to the Fourth Quarter and Fiscal Year 2019:

  Digital Marketing Business: On June 27, 2019, we committed to a plan to divest: (a) all of the assets of our Advertising North America business segment; and (b) certain assets of our North America segment related to mobile advertising solutions and website services (collectively, the “Digital Marketing Business”). The Digital Marketing Business is presented as discontinued operations and prior year amounts have been reclassified. Reporting segments have been changed to CDK North America and CDK International.

  Foreign exchange rates: Growth in revenues was negatively impacted by 1 percentage point by foreign exchange rates, for both the quarter and full year, and growth in earnings before income taxes was negatively impacted by 1 percentage point for the quarter and 2 percentage points for the full year by foreign exchange rates.

  Tax rate: The GAAP effective tax rate for the fourth quarter of fiscal 2019 was 116.6% under ASC 606 and 122.7% under ASC 605, compared to 24.4% in last year’s fourth quarter. The adjusted effective tax rate for the fourth quarter of fiscal 2019 was 19.2% under ASC 606 and 19.7% under ASC 605, compared to 28.1% in last year’s fourth quarter. The GAAP effective tax rate for the full year of fiscal 2019 was 20.5% under ASC 606 and 20.7% under ASC 605, compared to 22.1% last year. The adjusted effective tax rate for the full year of fiscal 2019 was 23.7% under ASC 606 and 23.8% under ASC 605, compared to 28.6% last year.

CDK Segment Information

CDK North America ($ million except per share)	Q4 2019			FY 2019
	ASC 606	ASC 605	Change from 4Q2018	ASC 606	ASC 605	Change from FY2018
Revenues	408.5	411.7	+14%	1,593.0	1,598.2	+11%
Earnings before income taxes	44.4	40.0	-73%	517.5	505.0	-12%
Earnings before income taxes margin	10.9%	9.7%	-3160bps	32.5%	31.6%	-840bps
Adjusted earnings before income taxes	169.5	165.1	+6%	686.4	673.9	+11%
Adjusted earnings before income taxes margin	41.5%	40.1%	-290bps	43.1%	42.2%	+10bps

CDK International ($ million except per share)	Q4 2019			FY 2019
	ASC 606	ASC 605	Change from 4Q2018	ASC 606	ASC 605	Change from FY2018
Revenues	80.1	88.5	-4%	321.8	347.6	-2%
Constant currency revenues	84.9	93.6	+2%	336.3	363.0	+2%
Earnings before income taxes	21.0	27.2	-1%	77.1	95.4	-2%
Earnings before income taxes margin	26.2%	30.7%	+90bps	24.0%	27.4%	0bps
Adjusted earnings before income taxes	21.2	27.4	-3%	77.8	96.1	-5%
Adjusted earnings before income taxes margin	26.5%	31.0%	+30bps	24.2%	27.6%	-80bps

Fiscal 2020 Guidance

The Company's fiscal year 2020 guidance is provided below. The fiscal 2020 guidance is provided on both a GAAP and a non-GAAP (adjusted) basis, in accordance with ASC 606.

CDK Global, Inc. Guidance for Fiscal 2020 ($ million except per share)	FY 2020 GUIDANCE
ASC 606
Revenues	$2.00 billion - $2.05 billion
Diluted net earnings attributable to CDK per share	$2.80 - $3.00
Adjusted diluted net earnings attributable to CDK per share	$3.30 - $3.50
Net earnings attributable to CDK	$340 million - $370 million
Adjusted EBITDA	$790 million - $820 million
Effective tax rate	25.0% - 26.0%
Adjusted effective tax rate	24.0% - 25.0%
Shareholder Returns (including dividends and share repurchases)	$75 million - $150 million

Long-Term Growth Outlook

We expect long-term revenue to grow at mid-single digit rates. Over the next two to three years, we expect adjusted EBITDA to grow at low-single digit rates, with a longer term view of growth accelerating to high-single to low-double digit rates.

For our long-term growth outlook of adjusted EBITDA, the information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Therefore, because of the uncertainty and variability of the nature of the amount of future adjustments, which could be significant, no reconciliation is being provided at this time.

Website Schedules

Other financial information, including financial statements and supplementary schedules presented on a GAAP and adjusted basis, and the schedule of quarterly and annual revenues and pretax earnings by reportable segment have been updated for the fourth quarter and fiscal year ended June 30, 2019 and will be posted to the CDK Investor Relations website, http://investors.cdkglobal.com, in the “Financial Information” section.

Webcast and Conference Call

An analyst conference call will be held today, Tuesday, August 13, 2019 at 3:30 p.m. CT. A live webcast of the call will be available on a listen-only basis. To listen to the webcast go to the CDK Investor Relations website, http://investors.cdkglobal.com, and click on the webcast icon. An accompanying slide presentation will be available to download and print about 30 minutes before the webcast at the CDK Investor Relations website at http://investors.cdkglobal.com. CDK financial news releases, current financial information, SEC filings and Investor Relations presentations are accessible at the same website.

About CDK Global

With $2 billion in revenues, CDK Global (NASDAQ:CDK) is a leading global provider of integrated information technology solutions to the automotive retail and adjacent industries. Focused on enabling end-to-end automotive commerce, CDK Global provides solutions to dealers in more than 100 countries around the world, serving approximately 30,000 retail locations and most automotive manufacturers. CDK solutions automate and integrate all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.

CDK Global, Inc.
Consolidated Statements of Operations
(In millions, except per share amounts)

	Three Months Ended		Fiscal Year Ended
	June 30,		June 30,
	2019	2018	2019	2018
Revenues	$488.6	$454.0	$1,914.8	$1,798.0

Expenses:
Cost of revenues	236.6	208.8	899.8	854.5
Selling, general and administrative expenses	122.2	109.5	444.7	441.2
Restructuring expenses	7.9	4.3	28.0	20.6
Litigation provision	90.0	—	90.0	—
Total expenses	456.7	322.6	1,462.5	1,316.3

Operating earnings	31.9	131.4	452.3	481.7

Interest expense	(37.2)	(25.3)	(139.1)	(95.9)
Loss from equity method investment	(17.0)	—	(17.0)	—
Other income, net	2.4	4.0	7.7	13.4

(Loss) Earnings before income taxes	(19.9)	110.1	303.9	399.2

Provision for income taxes	23.2	(26.9)	(62.2)	(88.1)

Net (loss) earnings from continuing operations	3.3	83.2	241.7	311.1
(Loss) Earnings from discontinued operations, net of taxes	(156.2)	18.5	(109.8)	77.6
Net (loss) earnings	(152.9)	101.7	131.9	388.7
Less: net earnings attributable to noncontrolling interest	2.1	2.3	7.9	7.9
Net (loss) earnings attributable to CDK	$(155.0)	$99.4	$124.0	$380.8

Net (loss) earnings attributable to CDK per share - basic:
Continuing operations	$0.01	$0.62	$1.86	$2.23
Discontinued operations	$(1.28)	$0.14	$(0.87)	$0.57
Total net (loss) earnings attributable to CDK per share - basic	$(1.27)	$0.76	$0.99	$2.80

Net (loss) earnings attributable to CDK per share - diluted:
Continuing operations	$0.01	$0.61	$1.85	$2.21
Discontinued operations	$(1.28)	$0.14	$(0.87)	$0.57
Total net (loss) earnings attributable to CDK per share - diluted	$(1.27)	$0.75	$0.98	$2.78

Weighted-average common shares outstanding:
Basic	121.6	131.3	125.5	135.8
Diluted	122.4	132.4	126.4	136.8

Effective July 1, 2018, the Company adopted ASC 606 using the modified retrospective approach.  The comparative information has not been revised and continues to be reported under the accounting standards in effect for the period presented.

During the fourth quarter of fiscal 2019, the Company committed to a plan to divest all of the assets of its previously reported Advertising North America segment and certain assets of CDK North America segment related to mobile advertising and website services businesses (collectively, the "Digital Marketing Business"). The Digital Marketing Business is presented as discontinued operations and prior year amounts have been reclassified.

CDK Global, Inc.
Consolidated Balance Sheets
(In millions)

	June 30,	June 30,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$311.4	$804.4
Accounts receivable, net of allowances	412.3	374.6
Current assets held for sale	98.6	1.8
Other current assets	164.8	186.5
Total current assets	987.1	1,367.3

Property, plant and equipment, net	144.8	127.6
Long-term assets held for sale	—	267.6
Other assets	284.9	164.3
Goodwill	1,356.3	989.2
Intangible assets, net	225.9	92.4
Total assets	$2,999.0	$3,008.4

Liabilities and Stockholders' Deficit
Current liabilities:
Current maturities of long-term debt and capital lease obligations	$270.8	$45.2
Accounts payable	57.4	50.5
Accrued expenses and other current liabilities	203.8	197.9
Litigation liability	90.0	—
Accrued payroll and payroll-related expenses	89.2	85.6
Current liabilities held for sale	1.9	3.7
Short-term deferred revenues	124.8	165.5
Total current liabilities	837.9	548.4

Long-term debt and capital lease obligations	2,659.4	2,575.5
Long-term deferred revenues	68.4	110.2
Deferred income taxes	80.5	56.7
Long-term liabilities held for sale	—	0.8
Other liabilities	67.3	64.1
Total liabilities	3,713.5	3,355.7

Stockholders' Deficit:
Preferred stock	—	—
Common stock	1.6	1.6
Additional paid-in-capital	688.5	679.8
Retained earnings	911.6	753.0
Treasury stock, at cost	(2,324.6)	(1,810.7)
Accumulated other comprehensive income	(6.7)	11.5
Total CDK stockholders' deficit	(729.6)	(364.8)
Noncontrolling interest	15.1	17.5
Total stockholders' deficit	(714.5)	(347.3)
Total liabilities and stockholders' deficit	$2,999.0	$3,008.4

Effective July 1, 2018, the Company adopted ASC 606 using the modified retrospective approach.  The comparative information has not been revised and continues to be reported under the accounting standards in effect for the period presented.

During the fourth quarter of fiscal 2019, the Company committed to a plan to divest all of the assets of its previously reported Advertising North America segment and certain assets of CDK North America segment related to mobile advertising and website services businesses (collectively, the "Digital Marketing Business"). The Digital Marketing Business is presented as discontinued operations and prior year amounts have been reclassified.

CDK Global, Inc.
Consolidated Statements of Cash Flows
(In millions)

	Years Ended June 30,
	2019	2018
Cash Flows from Operating Activities:
Net earnings	$131.9	$388.7
Less: (loss) earnings from discontinued operations, net of taxes	(109.8)	77.6
Net earnings from continuing operations	241.7	311.1
Adjustments to reconcile net earnings to cash flows provided by operating activities:
Depreciation and amortization	89.8	70.8
Asset impairment	19.3	—
Loss from equity method investment	17.0	—
Deferred income taxes	(5.1)	(10.1)
Stock-based compensation expense	30.5	33.4
Other	11.1	4.6
Changes in operating assets and liabilities, net of effects from acquisitions
Increase in accounts receivable	(20.1)	(10.6)
(Increase) Decrease in other assets	(49.2)	14.0
(Decrease) Increase in accounts payable	(1.6)	10.5
Increase (Decrease) in accrued expenses and other liabilities	105.1	(49.8)
Net cash flows provided by operating activities, continuing operations	438.5	373.9
Net cash flows provided by operating activities, discontinued operations	44.6	92.5
Net cash flows provided by operating activities	483.1	466.4

Cash Flows from Investing Activities:
Capital expenditures	(54.4)	(45.9)
Proceeds from sale of property, plant and equipment	7.4	1.8
Capitalized software	(37.9)	(30.8)
Acquisitions of businesses, net of cash acquired	(513.0)	(12.8)
Contributions to investments	(17.0)	—
Proceeds from investments	0.4	0.8
Net cash flows used in investing activities, continuing operations	(614.5)	(86.9)
Net cash flows used in investing activities, discontinued operations	(8.7)	(26.6)
Net cash flows used in investing activities	(623.2)	(113.5)

Cash Flows from Financing Activities:
Proceeds from long-term debt	1,100.0	500.0
Repayments of long-term debt and capital lease obligations	(806.5)	(46.4)
Dividends paid to stockholders	(74.8)	(80.1)
Repurchases of common stock	(524.1)	(623.6)
Proceeds from exercise of stock options	5.0	8.9
Withholding tax payments for stock-based compensation awards	(15.8)	(10.6)
Payments of deferred financing costs	(11.7)	(7.9)
Dividend payments to noncontrolling owners	(10.3)	(7.4)
Acquisition-related payments	(10.8)	(4.1)
Net cash flows (used in) provided by financing activities, continuing operations	(349.0)	(271.2)

Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(6.9)	1.4

Net change in cash, cash equivalents, and restricted cash	(496.0)	83.1

Cash, cash equivalents, and restricted cash, beginning of period	817.1	734.0

Cash, cash equivalents, and restricted cash, end of period	$321.1	$817.1

Effective July 1, 2018, the Company adopted ASC 606 using the modified retrospective approach.  The comparative information has not been revised and continues to be reported under the accounting standards in effect for the period presented.

During the first quarter of fiscal year 2019, the Company adopted ASU 2016-18 retrospectively and as a result included restricted cash with cash and cash equivalents when reconciling the beginning of the period and end of the period total amounts presented on the Condensed Consolidated Statements of Cash Flows. Prior year amounts have been reclassified to conform to current year presentation.

During the fourth quarter of fiscal 2019, the Company committed to a plan to divest all of the assets of its previously reported Advertising North America segment and certain assets of CDK North America segment related to mobile advertising and website services businesses (collectively, the "Digital Marketing Business"). The Digital Marketing Business is presented as discontinued operations and prior year amounts have been reclassified.

CDK Global, Inc.
Consolidated Adjusted Financial Information
(In millions, except per share amounts)
(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated additional adjustments within our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the new presentation.

Fiscal 2019 Modifications:

  Effective July 1, 2018, we modified our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, and adjusted diluted net earnings attributable to CDK per share to include adjustments for amortization of acquired intangible assets.  Although we exclude amortization of acquired intangible assets from our non-GAAP measure, we believe that it is important for the users of the financial statements to understand that the associated intangible assets contribute to revenue generation.
  Effective October 1, 2018, we modified our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, and adjusted EBITDA to include adjustments for impairment of intangible assets.
  During the fourth quarter of fiscal 2019, we modified our presentation of:
    adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share, and adjusted EBITDA to include adjustments for loss from equity method investment;
    adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share to include adjustments for decrease in valuation allowance;
    adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share, and adjusted EBITDA to include adjustments for loss (earnings) from discontinued operations, net of taxes; and
    free cash flow from continuing operations to include adjustments for net cash flows provided by operating activities - discontinued operations.

Effective July 1, 2018, the Company adopted ASC 606 using the modified retrospective approach. The tables below present fiscal 2019 consolidated adjusted financial information on both an ASC 606 and an ASC 605 basis. The comparative information has not been revised and continues to be reported under the accounting standards in effect for the period presented.

During the fourth quarter of fiscal 2019, the Company committed to a plan to divest all of the assets of its previously reported Advertising North America segment and certain assets of CDK North America segment related to mobile advertising and website services businesses (collectively, the "Digital Marketing Business"). The Digital Marketing Business is presented as discontinued operations and prior year amounts have been reclassified.

	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
Revenues (a)	$488.6	$500.2	$454.0	$46.2	10%	$1,914.8	$1,945.8	$1,798.0	$147.8	8%
Impact of exchange rates	5.6	5.9	—			18.5	19.4	—
Constant currency revenues (a) (b)	$494.2	$506.1	$454.0	$52.1	11%	$1,933.3	$1,965.2	$1,798.0	$167.2	9%

(Loss) Earnings before income taxes (a)	$(19.9)	$(18.1)	$110.1	$(128.2)	(116)%	$303.9	$309.7	$399.2	$(89.5)	(22)%
Margin	(4.1)%	(3.6)%	24.3%	-2790 bps		15.9%	15.9%	22.2%	-630 bps
Impairment of intangible assets	—	—	—			14.9	14.9	—
Restructuring expenses (a)	7.9	7.9	4.3			28.0	28.0	20.6
Other business transformation expenses (a)	6.1	6.1	9.3			20.9	20.9	45.0
Total stock-based compensation (a)	16.5	16.5	7.4			30.5	30.5	33.4
Amortization of acquired intangible assets (a)	4.1	4.1	2.7			15.3	15.3	11.1
Transaction and integration-related expenses (a)	7.5	7.5	2.4			13.2	13.2	15.6
Officer transition expense	—	—	—			6.4	6.4	0.6
Legal and other expenses related to regulatory and competition matters	96.8	96.8	2.0			111.2	111.2	7.4
Loss from equity method investment	17.0	17.0	—			17.0	17.0	—
Tax matters indemnification loss/(gain), net	—	—	—			—	—	(0.4)
Adjusted earnings before income taxes (a) (b)	$136.0	$137.8	$138.2	$(0.4)	—%	$561.3	$567.1	$532.5	$34.6	6%
Adjusted margin	27.8%	27.5%	30.4%	-290 bps		29.3%	29.1%	29.6%	-50 bps
Impact of exchange rates	1.7	2.0	—			6.0	6.5	—
Constant currency adjusted earnings before income taxes (a) (b)	$137.7	$139.8	$138.2	$1.6	1%	$567.3	$573.6	$532.5	$41.1	8%

	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
Provision for income taxes (a)	$(23.2)	$(22.2)	$26.9	$(49.1)	(183)%	$62.2	$64.2	$88.1	$(23.9)	(27)%
Effective tax rate	116.6%	122.7%	24.4%			20.5%	20.7%	22.1%
Income tax effect of pre-tax adjustments	34.2	34.2	8.2			57.4	57.4	40.4
Decrease in valuation allowance	14.8	14.8	—			14.8	14.8	—
Excess tax (expense)/benefit from stock-based compensation	0.3	0.3	0.1			1.4	1.4	5.1
Pre spin-off filed tax return adjustment	—	—	—			—	—	0.4
Impact of U.S. tax reform act	—	—	3.6			(2.8)	(2.8)	18.5
Adjusted provision for income taxes (a) (b)	$26.1	$27.1	$38.8	$(11.7)	(30)%	$133.0	$135.0	$152.5	$(17.5)	(11)%
Adjusted effective tax rate	19.2%	19.7%	28.1%			23.7%	23.8%	28.6%

	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
Net (loss) earnings	$(152.9)	$(152.3)	$101.7	$(254.0)	(250)%	$131.9	$136.2	$388.7	$(252.5)	(65)%
Less: net earnings attributable to noncontrolling interest	2.1	2.1	2.3			7.9	7.9	7.9
Net (loss) earnings attributable to CDK	(155.0)	(154.4)	99.4	(253.8)	(255)%	124.0	128.3	380.8	(252.5)	(66)%
Loss (Earnings) from discontinued operations, net of taxes	156.2	156.4	(18.5)			109.8	109.3	(77.6)
Impairment of intangible assets	—	—	—			14.9	14.9	—
Restructuring expenses (a) (c)	7.9	7.9	4.3			27.9	27.9	20.4
Other business transformation expenses (a) (c)	6.1	6.1	9.3			20.9	20.9	44.8
Total stock-based compensation (a) (c)	16.5	16.5	7.3			30.5	30.5	33.3
Amortization of acquired intangible assets (a) (c)	4.0	4.0	2.6			15.0	15.0	10.8
Transaction and integration-related expenses (a)	7.5	7.5	2.4			13.2	13.2	15.6
Officer transition expense	—	—	—			6.4	6.4	0.6
Legal and other expenses related to regulatory and competition matters (c)	96.7	96.7	1.9			111.0	111.0	7.3
Loss from equity method investment	17.0	17.0	—			17.0	17.0	—
Tax matters indemnifications loss/(gain), net	—	—	—			—	—	(0.4)
Income tax effect of pre-tax adjustments	(34.2)	(34.2)	(8.2)			(57.4)	(57.4)	(40.4)
Decrease in valuation allowance	(14.8)	(14.8)	—			(14.8)	(14.8)	—
Excess tax expense/(benefit) from stock-based compensation	(0.3)	(0.3)	(0.1)			(1.4)	(1.4)	(5.1)
Pre spin-off filed tax return adjustment	—	—	—			—	—	(0.4)
Impact of U.S. tax reform act	—	—	(3.6)			2.8	2.8	(18.5)
Adjusted net earnings attributable to CDK (b)	$107.6	$108.4	$96.8	$11.6	12%	$419.8	$423.6	$371.2	$52.4	14%

	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
Diluted (loss) earnings attributable to CDK per share	$(1.27)	$(1.27)	$0.75	$(2.02)	(269)%	$0.98	$1.02	$2.78	$(1.76)	(63)%
Loss (Earnings) from discontinued operations, net of taxes	1.28	1.29	(0.14)			0.87	0.86	(0.57)
Impairment of intangible assets	—	—	—			0.12	0.12	—
Restructuring expenses (a) (c)	0.07	0.07	0.03			0.22	0.22	0.15
Other business transformation expenses (a) (c)	0.05	0.05	0.07			0.17	0.17	0.33
Total stock-based compensation (a) (c)	0.13	0.13	0.06			0.24	0.24	0.25
Amortization of acquired intangible assets (a)	0.03	0.03	0.02			0.12	0.12	0.08
Transaction and integration-related expenses (a)	0.06	0.06	0.02			0.10	0.10	0.12
Officer transition expense	—	—	—			0.05	0.05	—
Legal and other expenses related to regulatory and competition matters	0.79	0.79	0.01			0.88	0.88	0.05
Loss from equity method investment	0.14	0.14	—			0.13	0.13	—
Tax matters indemnifications loss/(gain), net	—	—	—			—	—	—
Income tax effect of pre-tax adjustments	(0.28)	(0.28)	(0.06)			(0.45)	(0.45)	(0.30)
Decrease in valuation allowance	(0.12)	(0.12)	—			(0.12)	(0.12)	—
Excess tax expense/(benefit) from stock-based compensation	—	—	—			(0.01)	(0.01)	(0.04)
Pre spin-off filed tax return adjustment	—	—	—			—	—	—
Impact of U.S. tax reform act	—	—	(0.03)			0.02	0.02	(0.14)
Adjusted diluted earnings attributable to CDK per share (b)	$0.88	$0.89	$0.73	$0.16	22%	3.32	3.35	2.71	$0.64	24%

Weighted-average common shares outstanding:
Diluted	122.4	122.4	132.4			126.4	126.4	136.8

	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
Net (loss) earnings attributable to CDK	$(155.0)	$(154.4)	$99.4	$(253.8)	(255)%	$124.0	$128.3	$380.8	$(252.5)	(66)%
Margin	(31.7)%	(30.9)%	21.9%	-5280 bps		6.5%	6.6%	21.2%	-1460 bps
Net earnings attributable to noncontrolling interest	2.1	2.1	2.3			7.9	7.9	7.9
Loss (Earnings) from discontinued operations, net of taxes	156.2	156.4	(18.5)			109.8	109.3	(77.6)
Provision for income taxes (a)	(23.2)	(22.2)	26.9			62.2	64.2	88.1
Interest expense	37.2	37.2	25.3			139.1	139.1	95.9
Depreciation and amortization (a)	24.7	24.7	18.2			89.8	89.8	70.8
Impairment of intangible assets	—	—	—			14.9	14.9	—
Restructuring expenses (a)	7.9	7.9	4.3			28.0	28.0	20.6
Other business transformation expenses (a)	6.1	6.1	9.3			20.9	20.9	44.8
Total stock-based compensation (a)	16.5	16.5	7.4			30.5	30.5	33.4
Transaction and integration-related expenses (a)	7.5	7.5	2.4			13.2	13.2	15.6
Officer transition expense	—	—	—			6.4	6.4	0.6
Legal and other expenses related to regulatory and competition matters	96.8	96.8	2.0			111.2	111.2	7.4
Loss from equity method investment	17.0	17.0	—			17.0	17.0	—
Tax matters indemnifications gain, net	—	—	—			—	—	(0.4)
Adjusted EBITDA (b)	$193.8	$195.6	$179.0	$16.6	9%	$774.9	$780.7	$687.9	$92.8	13%
Adjusted margin	39.7%	39.1%	39.4%	-30 bps		40.5%	40.1%	38.3%	180 bps

	Fiscal Year Ended
	June 30,
	2019	2018
Net cash flows provided by operating activities	$483.1	$466.4
Net cash flows provided by operating activities - discontinued operations	(44.6)	(92.5)
Capital expenditures (a)	(54.4)	(45.9)
Capitalized software (a)	(37.9)	(30.8)
Change in restricted cash	(3.0)	4.8
Free cash flow from continuing operations (b)	$343.2	$302.0

(a) Excludes amounts attributable to discontinued operations.

(b) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

(c) The portion of expense related to noncontrolling interest has been removed from restructuring expenses, amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters for the three months and fiscal year ended June 30, 2019, and from restructuring expenses, other business transformation expenses, amortization of acquired intangible assets, stock-based compensation, and legal and other expenses related to regulatory and competition matters for the three months and fiscal year ended June 30, 2018.

CDK Global, Inc.
Segment Adjusted Financial Data
(In millions)
(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated additional adjustments within our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the new presentation.

Fiscal 2019 Modifications:

  Effective July 1, 2018, we modified our presentation of adjusted earnings before income taxes to include adjustments for amortization of acquired intangible assets. Although we exclude amortization of acquired intangible assets from our non-GAAP measure, we believe that it is important for the users of the financial statements to understand that the associated intangible assets contribute to revenue generation.
  Effective October 1, 2018, we modified our presentation of adjusted earnings before income taxes to include adjustments for impairment of intangible assets.
  During the fourth quarter of fiscal 2019, we modified our presentation of adjusted earnings before income taxes to include adjustments for loss from equity method investment.

Effective July 1, 2018, the Company adopted ASC 606 using the modified retrospective approach. The tables below present fiscal 2019 segment financial data on both an ASC 606 and an ASC 605 basis. The comparative information has not been revised and continues to be reported under the accounting standards in effect for the period presented.

During the fourth quarter of fiscal 2019, the Company committed to a plan to divest all of the assets of its previously reported Advertising North America segment and certain assets of CDK North America segment related to mobile advertising and website services businesses (collectively, the "Digital Marketing Business"). The Digital Marketing Business is presented as  discontinued operations for all periods presented and is excluded from the amounts in tables below.

	Segment Revenues
	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%

CDK North America (a)	$408.5	$411.7	$361.9	$49.8	14%	$1,593.0	$1,598.2	$1,441.7	$156.5	11%
CDK International (b)	80.1	88.5	92.1	(3.6)	(4)%	321.8	347.6	356.3	(8.7)	(2)%
Total	$488.6	$500.2	$454.0	$46.2	10%	$1,914.8	$1,945.8	$1,798.0	$147.8	8%

	Adjusted Segment Earnings before Income Taxes
	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
CDK North America (a)	$169.5	$165.1	$155.5	$9.6	6%	$686.4	$673.9	$607.0	$66.9	11%
Margin	41.5%	40.1%	43.0%	-290 bps		43.1%	42.2%	42.1%	10 bps
CDK International (b)	21.2	27.4	28.3	(0.9)	(3)%	77.8	96.1	$101.2	(5.1)	(5)%
Margin	26.5%	31.0%	30.7%	30 bps		24.2%	27.6%	28.4%	-80 bps
Other (c)	(54.7)	(54.7)	(45.6)	(9.1)	(20)%	(202.9)	(202.9)	(175.7)	(27.2)	(15)%
Total	$136.0	$137.8	$138.2	$(0.4)	—%	$561.3	$567.1	$532.5	$34.6	6%
Margin	27.8%	27.5%	30.4%	-290 bps		29.3%	29.1%	29.6%	-50 bps

(a) The table below presents a reconciliation of: (i) revenues to constant currency revenues; and (ii) earnings before income taxes to constant currency adjusted earnings before income taxes for the CDK North America segment.

CDK North America	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
Revenues	$408.5	$411.7	$361.9	$49.8	14%	$1,593.0	$1,598.2	$1,441.7	$156.5	11%
Impact of exchange rates	0.8	0.8	—			4.0	4.0	—
Constant currency revenues (d)	$409.3	$412.5	$361.9	$50.6	14%	$1,597.0	$1,602.2	$1,441.7	$160.5	11%

Earnings before income taxes	$44.4	$40.0	$149.3	$(109.3)	(73)%	$517.5	$505.0	$576.4	$(71.4)	(12)%
Margin %	10.9%	9.7%	41.3%	-3160 bps		32.5%	31.6%	40.0%	-840 bps
Amortization of acquired intangible assets	3.9	3.9	1.8			14.6	14.6	7.6
Transaction and integration-related costs	7.4	7.4	2.4			11.2	11.2	15.6
Impairment of intangible assets	—	—	—			14.9	14.9	—
Legal and other expenses related to regulatory and competition matters	96.8	96.8	2.0			111.2	111.2	7.4
Loss from equity method investment	17.0	17.0	—			17.0	17.0	—
Adjusted earnings before income taxes (d)	$169.5	$165.1	$155.5	$9.6	6%	$686.4	$673.9	$607.0	$66.9	11%
Adjusted margin %	41.5%	40.1%	43.0%	-290 bps		43.1%	42.2%	42.1%	10 bps
Impact of exchange rates	0.5	0.5	—			2.5	2.3	—
Constant currency adjusted earnings before income taxes (d)	$170.0	$165.6	$155.5	$10.1	6%	$688.9	$676.2	$607.0	$69.2	11%

(b) The table below presents a reconciliation of: (i) revenues to constant currency revenues; and (ii) earnings before income taxes to constant currency earnings before income taxes for the CDK International segment.

CDK International	Three Months Ended					Fiscal Year Ended
	June 30,					June 30,
	2019		2018	ASC 605 Change		2019		2018	ASC 605 Change
	ASC 606	ASC 605		$	%	ASC 606	ASC 605		$	%
Revenues	$80.1	$88.5	$92.1	$(3.6)	(4)%	$321.8	$347.6	$356.3	$(8.7)	(2)%
Impact of exchange rates	4.8	5.1	—			14.5	15.4	—
Constant currency revenues (d)	$84.9	$93.6	$92.1	$1.5	2%	$336.3	$363.0	$356.3	$6.7	2%

Earnings before income taxes	$21.0	$27.2	$27.4	$(0.2)	(1)%	$77.1	$95.4	$97.7	$(2.3)	(2)%
Margin %	26.2%	30.7%	29.8%	90 bps		24.0%	27.4%	27.4%	0 bps
Amortization of acquired intangible assets	0.2	0.2	0.9			0.7	0.7	3.5
Adjusted earnings before income taxes (d)	21.2	27.4	28.3	(0.9)	(3)%	77.8	96.1	101.2	(5.1)	(5)%
Adjusted Margin %	26.5%	31.0%	30.7%	30 bps		24.2%	27.6%	28.4%	-80 bps
Impact of exchange rates	1.2	1.5	—			3.6	4.3	—
Constant currency earnings before income taxes (d)	$22.4	$28.9	$28.3	$0.6	2%	$81.4	$100.4	$101.2	$(0.8)	(1)%

(c) The table below presents a reconciliation of loss before income taxes to constant currency adjusted loss before income taxes for the Other segment.

Other	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2019	2018	$	%	2019	2018	$	%
Loss before income taxes	$(85.3)	$(66.6)	$(18.7)	(28)%	$(290.7)	$(274.9)	$(15.8)	(6)%
Restructuring expenses	7.9	4.3			28.0	20.6
Other business transformation expenses	6.1	9.3			20.9	45.0
Total stock-based compensation	16.5	7.4			30.5	33.4
Officer transition expense	—	—			6.4	0.6
Transaction and integration-related expenses	0.1	—			2.0	—
Tax matters indemnification gain, net	—	—			—	(0.4)
Adjusted loss before income taxes (d)	$(54.7)	$(45.6)	$(9.1)	(20)%	$(202.9)	$(175.7)	$(27.2)	(15)%
Impact of exchange rates	—	—			(0.1)	—
Constant currency adjusted loss before income taxes (d)	$(54.7)	$(45.6)	$(9.1)	(20)%	$(203.0)	$(175.7)	$(27.3)	(16)%

(d) Refer to the Non-GAAP Financial Measures section of this earnings release for additional information on our non-GAAP adjustments.

CDK Global, Inc.
Revenue Disaggregation
(In millions)
(Unaudited)

The following table presents segment revenues by revenue category from continuing operations for the three months and fiscal year ended, June 30, 2019 on an ASC 606 basis:

	Three Months Ended June 30, 2019			Fiscal Year Ended June 30, 2019
	CDK North America	CDK International	Total	CDK North America	CDK International	Total
Revenues:
Subscription	$328.4	$65.2	$393.6	$1,283.3	$257.3	$1,540.6
On-site license and installation	1.8	9.9	11.7	7.9	47.1	55.0
Transaction	44.0	—	44.0	162.5	—	162.5
Other	34.3	5.0	39.3	139.3	17.4	156.7
Total revenues	$408.5	$80.1	$488.6	$1,593.0	$321.8	$1,914.8

The following supplemental table presents segment revenues by revenue category from continuing operations for the three months and fiscal year ended, June 30, 2019 and 2018 on an ASC 605 basis:

	ASC 605 Segment Revenues
	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2019	2018	$	%	2019	2018	$	%
CDK North America:
Subscription	$330.9	$296.8	$34.1	11%	$1,291.8	$1,176.4	$115.4	10%
Transaction	44.0	42.2	1.8	4%	162.9	164.0	(1.1)	(1)%
Other	36.8	22.9	13.9	61%	143.5	101.3	42.2	42%

Total CDK North America	$411.7	$361.9	$49.8	14%	$1,598.2	$1,441.7	$156.5	11%
CDK International	88.5	92.1	(3.6)	(4)%	347.6	356.3	(8.7)	(2)%
Total	$500.2	$454.0	$46.2	10%	$1,945.8	$1,798.0	$147.8	8%

CDK Global, Inc.
Consolidated Fiscal 2020 Guidance
(In millions, except per share amounts)
(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, during the fourth quarter of fiscal 2019, we began incorporating loss from discontinued operations within our calculations of adjusted net earnings attributable to CDK, and adjusted diluted net earnings attributable to CDK per share. The table below includes these adjustments for fiscal 2020 guidance.

	Fiscal 2020
	Point Estimate (a)	Guidance
Revenues (b)	$2,020.0	$2,000 - $2,050

Earnings before income taxes (b)	$473.0
Total stock-based compensation (b)	35.0
Amortization of acquired intangible assets (b)	17.0
Transaction and integration-related expenses (b)	10.0
Legal and other expenses related to regulatory and competition matters	20.0
Business process modernization program	15.0
Adjusted earnings before income taxes (b) (c)	$570.0

	Fiscal 2020
	Point Estimate (a)	Guidance

Provision for income taxes (b)	$121.0
Effective tax rate	25.5%	25% - 26%
Income tax effect of pre-tax adjustments	19.0
Adjusted provision for income taxes (b) (c)	$140.0
Adjusted effective tax rate	24.6%	24% - 25%

	Fiscal 2020
	Point Estimate (a)	Guidance

Net earnings	$364.0
Less: net earnings attributable to noncontrolling interest	9.0
Net earnings attributable to CDK	$355.0
Earnings from discontinued operations, net of taxes	(12.0)
Total stock-based compensation (b)	35.0
Amortization of acquired intangible assets (b)	17.0
Transaction and integration-related expenses (b)	10.0
Legal and other expenses related to regulatory and competition matters	20.0
Business process modernization program	15.0
Income tax effect of pre-tax adjustments (b)	(19.0)

Adjusted net earnings attributable to CDK (b) (c)	$421.0

	Fiscal 2020
	Point Estimate (a)	Guidance

Diluted net earnings attributable to CDK per share	$2.89	$2.80 - $3.00
Earnings from discontinued operations, net of taxes	(0.10)
Total stock-based compensation (b)	0.28
Amortization of acquired intangible assets (b)	0.14
Transaction and integration-related expenses (b)	0.08
Legal and other expenses related to regulatory and competition matters	0.16
Business process modernization program	0.12
Income tax effect of pre-tax adjustments (b)	(0.15)

Adjusted diluted net earnings attributable to CDK per share (b) (c)	$3.42	$3.30 - $3.50

	Fiscal 2020
	Point Estimate (a)	Guidance
Revenues	$2,020.0	$2,000 - $2,050

Net earnings attributable to CDK	$355.0	$340 - $370
Margin	17.6%
Net earnings attributable to noncontrolling interest	9.0
Earnings from discontinued operations, net of taxes	(12.0)
Provision for income taxes (b)	121.0
Interest expense	150.0
Depreciation and amortization (b)	105.0
Total stock-based compensation (b)	35.0
Transaction and integration-related expenses (b)	10.0
Legal and other expenses related to regulatory and competition matters	20.0
Business process modernization program	15.0
Adjusted EBITDA (b) (c)	$808.0	$790 - $820
Adjusted margin	40.0%

(a) The point estimates are arbitrary amounts within the guidance ranges provided and are not meant to represent CDK's forecast of actual results. They are used solely to provide a means to reconcile each non-GAAP guidance range to the most directly comparable GAAP measure in dollars and percentages, where applicable.

(b) Excludes amounts attributable to discontinued operations.

(c) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

CDK Global, Inc.
Performance Metrics
(Unaudited)

CDK management regularly reviews the following key performance measures to evaluate business results and make operating and strategic decisions. These measures are intended to provide directional information regarding trends in our recurring subscription revenues. The following table summarizes these measures for recurring subscription revenues in our segments.

Average revenue per site is on as ASC 605 basis for all periods presented in the table below.

	September 30, 2017 (a)	December 31, 2017 (a)	March 31, 2018 (a)	June 30, 2018 (a)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
CDK North America
Automotive
DMS Customer Sites (b)	9,020	9,029	8,917	8,933	8,920	8,888	8,936	8,946
Avg Revenue Per Site (c)	$7,834	$7,969	$8,053	$8,155	$8,271	$8,835	$8,684	$8,750

Adjacencies
DMS Customer Sites (b)	5,523	5,577	5,613	5,624	5,613	5,665	5,713	5,735
Avg Revenue Per Site (c)	$1,594	$1,591	$1,613	$1,641	$1,650	$1,705	$1,722	$1,720

Total CDK North America
DMS Customer Sites (b)	14,543	14,606	14,530	14,557	14,533	14,553	14,649	14,681
Avg Revenue Per Site (c)	$5,467	$5,538	$5,572	$5,642	$5,714	$6,067	$5,972	$6,003

CDK International
DMS Customer Sites (b)	13,496	13,559	13,537	13,274	13,187	13,167	12,988	13,098
Avg Revenue Per site (c)	$1,310	$1,335	$1,356	$1,386	$1,418	$1,439	$1,496	$1,530

(a) Average revenue per Dealer Management System (DMS) customer site has been updated for fiscal 2018 to reflect budgeted foreign exchange rates for fiscal 2019.

(b) DMS Customer Sites - We track the number of retail customer sites with an active DMS that sell vehicles in the automotive and adjacent markets as an indicator of our opportunity set for generating subscription revenue. We consider a DMS to be active if we have billed a subscription fee for that solution during each applicable month presented in the table. Adjacent markets include heavy truck dealerships that provide vehicles to the over-the-road trucking industry, recreation dealerships in the motorcycle, marine, and recreational vehicle industries, and heavy equipment dealerships in the agriculture and construction equipment industries.

(c) Average Revenue Per DMS Customer Site - Average revenue per DMS customer site is an indicator of the scope of adoption of our solutions by DMS customers, and we monitor changes in this metric to measure the effectiveness of our strategy to deepen our relationships with our current customer base through upgrading and expanding solutions. We calculate average revenue per DMS customer site by dividing revenue generated from our solutions, in an applicable quarterly period by the average number of DMS customer sites in the same period. The metric excludes subscription revenue generated by customers not included in our DMS customer site count as well as subscription revenue related to certain installation and training activities that is deferred then recognized as revenue over the life of the contract.  Revenue underlying this metric is based on budgeted foreign exchange rates. When we discuss growth in average revenue per DMS customer site, revenue for the comparable prior period has been adjusted to reflect budgeted foreign exchange rates for the current period.

Non-GAAP Financial Measures

We disclose certain financial measures for our consolidated and operating segment results on both a GAAP and a non-GAAP (adjusted) basis. The non-GAAP financial measures disclosed should be viewed in addition to, and not as an alternative to, results prepared in accordance with GAAP.  Our use of each of the following non-GAAP financial measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures, or reconcile them to the comparable GAAP financial measures, in the same way.

Non-GAAP Financial Measure	Comparable GAAP Financial Measure
Adjusted earnings before income taxes	(Loss) Earnings before income taxes
Adjusted provision for income taxes	Provision for income taxes
Adjusted net earnings attributable to CDK	Net (loss) earnings attributable to CDK
Adjusted diluted earnings attributable to CDK per share	Diluted (loss) earnings attributable to CDK per share
Adjusted EBITDA	Net (loss) earnings attributable to CDK
Adjusted EBITDA margin	Net (loss) earnings attributable to CDK margin
Constant currency revenues	Revenues
Constant currency adjusted earnings before income taxes	(Loss) Earnings before income taxes
Free cash flow from continuing operations	Net cash flows provided by operating activities

We use adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, adjusted EBITDA and adjusted EBITDA margin internally to evaluate our performance on a consistent basis, because those measures adjust for the impact of certain items that we believe do not directly reflect our underlying operations. By adjusting for these items we believe we have more precise inputs for use as factors in (i) our budgeting process, (ii) making financial and operational decisions, (iii) evaluating ongoing segment and overall operating performance on a consistent period-to-period basis and relative to our competitors, (iv) target leverage calculations, (v) debt covenant calculations, and (vi) determining incentive-based compensation.

We believe our non-GAAP financial measures are helpful to users of the financial statements because they (i) provide investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permit investors to view performance using the same tools that management uses, and (iii) otherwise provide supplemental information that may be useful to investors in evaluating our ongoing operating results on a consistent basis. We believe that the presentation of these non-GAAP financial measures, when considered in addition to the corresponding GAAP financial measures and the reconciliations to those measures disclosed below, provides investors with a better understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

We incorporated additional adjustments within our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the new presentation.

Fiscal 2019 Modifications:

  Effective July 1, 2018, we modified our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, and adjusted diluted net earnings attributable to CDK per share to include adjustments for amortization of acquired intangible assets. Although we exclude amortization of acquired intangible assets from our non-GAAP measure, we believe that it is important for the users of the financial statements to understand that the associated intangible assets contribute to revenue generation.

  Effective October 1, 2018, we modified our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, and adjusted EBITDA to include adjustments for impairment of intangible assets.
  During the fourth quarter of fiscal 2019, we modified our presentation of:
    adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share, and adjusted EBITDA to include adjustments for loss from equity method investment;
    adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share to include adjustments for decrease in valuation allowance;
    adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share, and adjusted EBITDA to include adjustments for loss (earnings) from discontinued operations, net of taxes; and
    free cash flow from continuing operations to include adjustments for net cash flows provided by operating activities - discontinued operations.

Adjusted Earnings before Income Taxes

Management has excluded the following items from adjusted earnings before income taxes for the periods presented:

  Impairment of intangible assets consists of the write-off of certain intangible assets within the CDK North America segment and is reported within cost of revenues.

  Restructuring expenses recognized in connection with our business transformation plan.

  Other business transformation expenses incurred in connection with our business transformation plan and included within cost of revenues and selling, general and administrative expenses.

  Total stock-based compensation expense included within cost of revenues and selling, general and administrative expenses.

  Amortization of acquired intangible assets consists of amortization of intangible assets such as customer lists, purchased software, and trademarks acquired in connection with business combinations. Although we exclude amortization of acquired intangible assets from our non-GAAP measure, we believe that it is important for the users of the financial statements to understand that the associated intangible assets contribute to revenue generation.

  Transaction and integration-related expenses include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities; and (ii) post-close adjustments to acquisition-related contingent consideration, reported within cost of revenues and selling, general and administrative expenses.

  Officer transition expense includes severance expense in connection with officer departures reported within selling, general and administrative expenses.

  Legal and other expenses, including litigation provision, related to regulatory and competition matters included within selling, general and administrative expenses, and litigation provision.

  Loss from equity method investment in connection with termination of a joint-venture contract.

  Net loss/(gain) recorded within other income, net associated with an indemnification receivable from ADP for pre spin-off tax periods in accordance with tax matters agreement.

Adjusted Provision for Income taxes

Management has excluded the following items from adjusted provision for income taxes for the periods presented:

  Income tax effect of pre-tax adjustments described above.

  Decrease in valuation allowance associated with a deferred tax asset for a capital loss carryforward which the Company expects to utilize in connection with the plan to divest Digital Marketing Business.

  Excess tax (expense)/benefit derived from stock-option exercises and vesting of restricted stock in order to align the adjustments for this measure with our adjustments for total stock-based compensation in other measures.

  Net income tax benefit associated with a tax refund, offset by a pretax loss to establish a liability to ADP for the tax refund in accordance with the tax-matters agreement.

  As a result of the Tax Reform Act, a $3.4 million deferred tax charge associated with executive compensation limitations partially offset by a $0.6 million benefit due to a true-up to the one-time transition tax impacted fiscal 2019; an estimated one-time tax benefit of $26.2 million from the revaluation of the net deferred tax liability partially offset by an estimated one-time expense of $7.7 million associated with undistributed earnings impacted fiscal 2018.

Adjusted Net Earnings Attributable to CDK and Adjusted Diluted Net Earnings Attributable to CDK per Share

For each respective presentation, management has excluded loss (earnings) from discontinued operations, net of taxes associated with the Company's plan to divest Digital Marketing Business, in addition to the items described above for adjusted earnings before income taxes and adjusted provision for income taxes from adjusted net earnings attributable to CDK and adjusted diluted net earnings attributable to CDK per share.

The portion of expense related to noncontrolling interest of $0.1 million, and $0.1 million has been removed from amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters, respectively, during the three months ended June 30, 2019. The portion of expense related to noncontrolling interest of $0.1 million, $0.3 million and $0.2 million has been removed from restructuring expenses, amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters, respectively, during the fiscal year ended June 30, 2019. The portion of expense related to noncontrolling interest of $0.1 million, $0.1 million, and $0.1 million has been removed from amortization of acquired intangible assets, stock-based compensation expenses, and legal and other expenses related to regulatory and competition matters respectively, during the three months ended June 30, 2018. The portion of expense related to noncontrolling interest of $0.2 million, $0.2 million, $0.1 million, $0.3 million and $0.1 million has been removed from restructuring expenses, other business transformation expenses, stock-based compensation expenses, amortization of acquired intangible assets, and legal and other expenses related to regulatory and competition matters, respectively, during the fiscal year ended June 30, 2018.

Adjusted EBITDA

Management has excluded the following items from net earnings attributable to CDK in order to calculate adjusted EBITDA for the periods presented:

  Net earnings attributable to noncontrolling interest included within the financial statements.

  Loss (Earnings) from discontinued operations, net of taxes included within the financial statements.

  Provision for income taxes included within the financial statements.

  Interest expense included within the financial statements.

  Depreciation and amortization included within the financial statements.

  Impairment of intangible assets consists of the write-off of certain intangible assets within the CDKNA segment and is reported within cost of revenues.

  Restructuring expenses recognized in connection with our business transformation plan.

  Other business transformation expenses incurred in connection with our business transformation plan and included within cost of revenues and selling, general and administrative expenses. Other business transformation expenses excluded accelerated depreciation expense of $0.2 million for the twelve months ended June 30, 2018.

  Total stock-based compensation expense included within cost of revenues and selling, general and administrative expenses.

  Transaction and integration-related expenses include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities; and (ii) post-close adjustments to acquisition-related contingent consideration, reported within cost of revenues and selling, general and administrative expenses.

  Officer transition expense includes severance expense in connection with officer departures reported within selling, general and administrative expenses.

  Legal and other expenses, including litigation provision, related to regulatory and competition matters included within selling, general and administrative expenses, and litigation provision.

  Loss from equity method investment in connection with termination of a joint-venture contract.

  Net loss/(gain) recorded within other income, net associated with an indemnification receivable from ADP for pre spin-off tax periods in accordance with tax matters agreement.

Free Cash Flow from Continuing Operations

We also review free cash flow from continuing operations as a measure of our ability to generate additional cash from our business operations. Free cash flow from continuing operations is defined as cash flow from operating activities less net cash flows used in operating activities attributable to discontinued operations, amounts paid for capital expenditures and capitalized software and change in restricted cash. Free cash flow from continuing operations should be considered in addition to, rather than as a substitute for consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

The change in restricted cash is funds held for clients before remittance to agencies for titling and registration services on behalf of those clients. We have added the change in restricted cash to the free cash flow definition due to the adoption of ASU 2016-18, Restricted Cash, in the first quarter of fiscal 2019.  Funds receivable was $32.3 million and $33.1 million as of June 30, 2019 and June 30, 2018, respectively.

Constant Currency

We use constant currency revenues and constant currency adjusted earnings before income taxes to review revenues and adjusted earnings before income taxes for our consolidated and operating segment results on a constant currency basis to understand underlying business trends. To present these results on a constant currency basis, current period results for entities reporting in currencies other than the U.S. dollar were translated into U.S. dollar using the average monthly exchange rates for the comparable prior period. As a result, constant currency results neutralize the effects of foreign currency.

Safe Harbor for Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: the Company’s business outlook, including the Company’s GAAP and adjusted fiscal 2020 guidance; the Company’s plan to divest its Digital Marketing Business; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; the Company’s ability to complete the divestiture of the Digital Marketing Business; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at www.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contact:	Media Contact:
Julie Schlueter 847.485.4643 julie.schlueter@cdk.com	Roxanne Pipitone 847.485.4423 roxanne.pipitone@cdk.com